UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 12, 2012

TEREX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road, Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On October 12, 2012, Terex Corporation (the “Company”) and certain of its subsidiaries entered into an amendment (the “Amendment”) to its Amended and Restated Credit Agreement dated as of August 5, 2011 (the “Credit Agreement”), with the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent.

The principal changes contained in the Amendment are:

A.    The Company's U.S. Dollar denominated term loans will bear interest at a rate of London Interbank Offer Rate (“LIBOR”) plus 3.5% with a 1% LIBOR floor and the Company's Euro denominated term loans will bear interest at a rate of Euro Interbank Offer Rate (“EURIBOR”) plus 4% with a 1% EURIBOR floor. Previously, the U.S. Dollar denominated term loans outstanding were priced at LIBOR plus 4% with a 1.5% LIBOR floor and the Euro denominated term loans outstanding were priced at EURIBOR plus 4.5% with a 1.5% EURIBOR floor.

B.    Reduced pricing on performance letters of credit.

C.    Greater flexibility for the Company (i) for complying with its financial covenants, (ii) in issuing additional debt under the credit agreement and (iii) in the Company's covenant baskets for additional letter of credit facilities, maximum letter of credit exposure, acquired debt, foreign subsidiary debt, general debt, restricted payments, receivables transactions and prepayment of other debt.

D.    Certain other technical changes.

Certain of the lenders, or their affiliates, under the Credit Agreement are party to other agreements with the Company and its subsidiaries, including the provision of commercial banking, investment banking, trustee and/or other financial services in the ordinary course of business of the Company and its subsidiaries.

The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of a press release announcing the Company's entry into the Amendment is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

10.1    Amendment No. 1 dated as of October 12, 2012, to the Amended and Restated Credit Agreement dated as of August 5, 2011, among Terex Corporation, the Lenders named therein and Credit Suisse AG, as Administrative Agent and Collateral Agent.

99.1     Press release of Terex Corporation issued on October 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2012

TEREX CORPORATION

By: /s/ Phillip C. Widman
Phillip C. Widman Senior Vice President and Chief Financial Officer